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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                                December 13, 2000


                 AETNA INC.(FORMERLY AETNA U.S. HEALTHCARE INC.)
               (Exact Name of Registrant as Specified in Charter)



       Pennsylvania                 1-16095                   23-2229683
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification No.)



             151 Farmington Avenue
               Hartford, Connecticut                            06156
     (Address of Principal Executive Offices)                 (Zip Code)



                                 (860) 273-0123
              (Registrant's telephone number, including area code)

                           AETNA U.S. HEALTHCARE INC.
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

On December 13, 2000, in connection with its spin-off from Aetna Inc., a Connecticut corporation, the registrant changed its name from "Aetna U.S. Healthcare Inc." to "Aetna Inc."


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AETNA INC.


Date: December 14, 2000                  By: /s/ Ronald M. Olejniczak
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                                           Name:  Ronald M. Olejniczak
                                           Title: Vice President


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